EXHIBIT 32.2
------------

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of NORTH AMERICAN NATURAL GAS, INC. (the "Company") on Form 10-QSB for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Richard Achron, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/  Richard  Achron
                                            ----------------------------------
                                            Richard  Achron
                                            Chief  Financial  Officer
                                            September  2,  2003
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